UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

GOODRICH CORPORATION
 (Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre 2730 West Tyvola Road Charlotte, North Carolina	28217
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 14, 2008, senior management of Goodrich Corporation will participate in the UBS Aerospace and Defense Boston Investor Day. Goodrich currently intends to reiterate at this conference its 2008 outlook previously provided on April 24, 2008. A copy of written presentation that will be used at the conference will be posted on the Investor Relations area of Goodrich’s website prior to the conference. A copy of such presentation is furnished as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Goodrich Corporation written presentation dated May 14, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION
(Registrant)

Date: May 14, 2008	By:	/s/ Vincent M. Lichtenberger

Vincent M. Lichtenberger
Assistant Secretary

Exhibit Index

Exhibit 99.1 Goodrich Corporation written presentation dated May 14, 2008.